UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): April 24, 2008
                                                      (April 24, 2008)

                   Universal Capital Management, Inc.
.......................................................................
          (Exact name of registrant as specified in its charter)

      Delaware                  000-51132               20-1568059
.......................................................................
(State or other jurisdiction   (Commission            (IRS Employer
     of incorporation)         File Number)        Identification No.)

2601 Annand Dr., Suite #16, Wilmington, Delaware         19808
.......................................................................
     (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (302) 998-8824


.......................................................................
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule  13e-4(c)
     under the Exchange Act   (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

     On April 24, 2008, Universal Capital Management, Inc. issued a press release reporting that Vystar Corporation, its newest portfolio company, has entered into a contract with Revertex Malaysia, the world's largest producer of pre-vulcanized rubber lattices and post vulcanizable latex compounds, to produce Vytex(TM) natural rubber latex (NRL). The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

     Exhibit No.    Description
     -----------    -----------

     99.1           Press release dated April 24, 2008


                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.


By: /s/Michael D. Queen
   ----------------------------------
   Michael D. Queen, CEO


Dated: April 24, 2008